Exhibit 10.8

AMENDMENT NO. 3 TO LEASE

This AMENDMENT NO. 3 TO LEASE (“Amendment No. 3”), dated June     , 2011, (“Amendment Effective Date”) is entered into by and between FREESCALE SEMICONDUCTOR, INC., a Delaware corporation (“Landlord”), and EVERSPIN TECHNOLOGIES, INC., a Delaware corporation (“Tenant”), with reference to the following facts:

A. Landlord and Tenant are parties to that certain Lease dated as of June 4, 2008 (“Original Lease”), as amended by Amendment No. 1 to Lease executed by Tenant on February 2, 2009 (“Amendment No. 1”) and-Amendment No. 2 to Lease dated March 1, 2010 (“Amendment No. 2”) (the Original Lease, Amendment No. 1 and Amendment No. 2 are referred to herein collectively as the “Lease”) pursuant to which Landlord leases to Tenant certain space (“Premises”) located at 1300 North Alma School Road, Chandler Arizona as further described in the Lease;

B. On April 25, 2011, pursuant to Section 1.F of the Original Lease, Tenant delivered to Landlord a written request to contract the Premises; and

C. Landlord and Tenant now desire to contract the Premises and modify the Lease effective as of the Amendment Effective Date, on the following terms and conditions.

NOW, THEREFORE, in consideration of the above recitals which are hereby incorporated herein, the mutual covenants and conditions contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree to amend the Lease, effective as of the Amendment Effective Date, as follows:

1. Definitions. All capitalized terms not otherwise defined herein have the meanings given them in the Original Lease.

2. Contraction of Premises. On June 6, 2011 (the “Contraction Date”), Tenant shall surrender approximately 6,816 square feet of the Office Space shown as the highlighted area on Schedule 1 attached hereto and incorporated herein (the “Contraction Space”) in the condition required under Section 8.B of the Original Lease. Subject to the terms of the preceding sentence, Landlord shall accept the surrender of the Contraction Space on the Contraction Date and terminate the Lease with respect to the Contraction Space only, and thereafter neither Tenant nor Landlord shall have any further obligations with respect to the Contraction Space, except for accrued rents to be paid, year-end reconciliations of Additional Rent (including Rental Taxes) under Section 4.A of the Lease, and indemnity obligations which, by their nature, survive termination. Concurrently with Tenant’s execution and delivery of this Amendment No. 3, Tenant shall deliver to Landlord an amount equal to $13,120.00 to compensate Landlord for the cost of work necessary to separate the Contraction Space from the balance of the Premises and to reconfigure 252 square feet of storage space in N Building.

3. Removal of Contraction Option. Effective as of the Amendment Effective Date, Section 1.F of the Lease, including its subsections (i), (ii), (iii) and (iv), is hereby deleted and replaced with the following:

“F. [Intentionally Left Blank]”

1.

4. Premises. Effective as of the Contraction Date, Section 1.A. of the Lease is hereby replaced with the following:

“A. For and in consideration of the covenants and agreements on the part of Tenant contained herein, and under and subject to the terms and conditions hereof, Landlord hereby leases and demises unto tenant those certain premises in portions of the buildings known as A Building, B Building, M Building and N Building (individually, a “Building” and collectively with all other buildings located in the Project, the “Buildings”) which are part of that project owned by Landlord known as “Chandler” (herein the “Project”) located at 1300 North Alma School Road, Chandler, Arizona 85224 as illustrated on Exhibit A attached hereto and hereby made a part hereof, containing 839 square feet of office space in M Building and 252 square feet of storage space in N Building (said 1,091 square feet of space in the aggregate is herein collectively referred to as the “Offset Space”), 10,741 square feet of fabrication space in M Building (herein the “Fab Space”) 6,495 square feet of lab space in A Building (herein the “Lab Space”) totaling 18,327 square feet of floor area (hereinafter called the “Premises”) as illustrated on the floor plans contained in Exhibit C attached hereto and made a part hereof, together with the right to use certain facilities that are located on the real property legally described in Exhibit D attached hereto and made a part hereof (herein the “Property”) that are provided by Landlord in common to Tenant, Landlord’s employees and other third parties such as vendors and suppliers designated by Landlord and are defined below as Common Areas. In addition to the Premises, Landlord hereby grants to Tenant, during the Term of this Lease, at no additional charge, the non-exclusive right to use the space (the “TSO Space”) designated on Exhibit C as the TSO Lab, subject to procedures adopted by Landlord governing such access by Tenant. Tenant may located certain of Tenant’s Property (as herein defined) in the ISO Space as previously approved by Landlord.

5. Floor Plan of the Premises. Effective as of the Contraction Date, Exhibit C to the Lease is hereby replaced with the new Exhibit C Floor Plan attached as Schedule 2 to this Amendment No. 3.

6. Early Expiration. Section 2.B of the Lease as modified by Amendment No. 2) is hereby deleted in its entirety and replaced with the following:

“B. This Lease may be terminated without cause and for convenience by either Landlord or Tenant prior to the scheduled expiration of the Term, provided that the terminating party gives written notice to the other no less than twenty-four (24) months in advance of the proposed date of termination.

7. Fixed Rent. Effective as of the Contraction Date, Exhibit E to the Lease (as modified by the Second Amendment) is deleted in its entirety and replaced with the new Exhibit E Fixed Rent Chart attached hereto as Schedule 3 to this Amendment No. 3.

8. Condition of Premises. A new Section 5.E is added to the Lease to read as follows:

“E. Tenant shall maintain the Premises in a clean, safe and sanitary condition at all times. In the event that Landlord determines in its sole discretion that the Premises or any portion thereof is not clean, safe and sanitary at any time, then Landlord may (but shall not be obligated to) elect to have such Premises cleaned and to have any of Tenant’s personal property or materials removed from the Premises and stored, all at Tenant’s sole cost and expense. Tenant shall reimburse Landlord for its cleaning, removal and storage costs within 10 days after written demand. For purposes hereof, “clean, safe and sanitary” shall mean that (i) the Premises is maintained in a neat and orderly manner consistent with a professional office and technical environment, (ii) pathways for ingress, egress and access throughout the Premises are kept clear and free of debris and other

2.

materials, (iii) there is no excessive stacking or build up of stored materials in the Premises, including without limitation no stacks of materials that could potentially block the Building’s fire sprinkler system , and (iv) the Premises is in full compliance with fire Code Requirements (as defined in Section 7 of the Lease) at all times.”

9. Project-Wide Protocols. The procedures and checklist contained in Schedule 3 attached hereto are deemed to be included within the definition of “Project-Wide Protocols”, as such term is used in the Lease. Accordingly, said Schedule 4 is hereby included in and incorporated into Exhibit B to the Original Lease.

10. Deletion of Shared Conference Room. Effective as of the Contraction Date, Section 55.B of the Lease is hereby deleted and replaced with the following:

“B. [Intentionally Left Blank]”

11. Brokers. Tenant hereby represents to Landlord that Tenant has deal with no broker in connection with this Amendment No. 3. Tenant agrees to indemnify and hold Landlord harmless from all claims of any brokers claiming to have represented Tenant in connection with this Amendment No. 3. Landlord agrees to indemnify and hold Tenant harmless from all claims deny broker claiming to have represented Landlord in connection with this Amendment No. 3.

12. Miscellaneous. This Amendment No. 3 sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged an in full force and effect. In the case of any inconsistency between the provisions of the Lease and this Amendment No. 3, the provisions of this Amendment No. 3 shall govern and control. Each signatory of this Amendment No. 3 represents hereby that he or she has the authority to execute and deliver the same on behalf of the party hereto for which such signatory is acting. This Amendment No. 3 may be executed in multiple counterparts each of which is deemed an original but together constitute one and the same instrument. This Amendment No. 3 may be executed in so-called “PDF” format, and each party has the right to rely upon a PDF counterpart or this Amendment No. 3 signed by the other party to the same extent as if such party had received an original counterpart.

[Remainder of page intentionally left blank: signatures on following page.]

3.

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment No. 3 as of the Amendment Effective Date.

LANDLORD:		TENANT:

FREESCALE SEMICONDUCTOR, INC., a Delaware corporation		EVERSPIN TECHNOLOGIES, INC., a Delaware corporation

By:	/s/ David Stasse	By:	/s/ Bob Schuch
Name:	David Stasse	Name:	BOB SCHUCH
Title:	Treasurer	Title:	DIR. of FINANCE

Date:	7/20/11	Date:	7/13/2011

4.

Schedule 1

Contraction Space

Office Space – Chandler M Building - Level 2

1-1

Schedule 2

EXHIBIT C

Floor Plan

Office Space – Chandler M Building - Level 2

2-1

Fab Space – Chandler M Building - Level 1

2-2

Lab Space – Chandler A Bldg - Level 1

2-3

Schedule 3

EXHIBIT E

Fixed Rent Chart

Beginning on June 7, 2011, and ending on June 6, 2012, the Fixed Rent is:

Premises	Rentable Square Feet	Annual Fixed Rent	Monthly Fixed Rent
Office Space (M Building)	1,091	$23,601/year	$1,966.71/month

Fab Space (M Building)	10,741	$688,417/year	$57,368.06/month

Lab Space (A Building)	6,495	$148,828/year	$12,402.35/month

Total	18,327	$860,845/year	$71,737.12/month

Beginning on June 7, 2012, and ending on June 6, 2013, the Fixed Rent is:

Premises	Rentable Square Feet	Annual Fixed Rent	Monthly Fixed Rent
Office Space (M Building)	1,091	$24,545/year	$2,045.38/month

Fab Space (M Building)	10,741	$715,953/year	$59,662.79/month

Lab Space (A Building)	6,495	$154,781/year	$12,898.44/month

Total	18,327	$895,279/year	$74,606.60/month

Beginning on June 7, 2013, and ending on June 6, 2014, the Fixed Rent is:

Premises	Rentable Square Feet	Annual Fixed Rent	Monthly Fixed Rent
Office Space (M Building)	1,091	$25,526/year	$2,127.19/month

Fab Space (M Building)	10,741	$744,592/year	$62,049.30/month

Lab Space (A Building)	6,495	$160,973/year	$13,414.38/month

Total	18,327	$931,090/year	$77,590.87/month

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Schedule 4

ADDITIONAL PROJECT-WIDE PROTOCOLS

INCORPORATED INTO EXHIBIT B TO THE LEASE

Chandler Fab, Chandler, AZ	REPORTING NUMBER 12MTK10019G	GE-150O
Chandler Fab 5S Procedures		Rev E	Page 2 of 16

  TABLE OF CONTENTS

1.0 PURPOSE AND SCOPE	2

2.0 REFERENCED DOCUMENTS	2

2.1 REFERENCE DOCUMENTS TABLE	2

3.0 EQUIPMENT AND MATERIALS	2

4.0 SAFETY PRECAUTIONS	2

5.0 EQUIPMENT QUALIFICATIONS AND OPERATING PROCEDURES	3

5.1 PERFORMING 5S TASK FOR THE BAY	3
5.2 SORTING THE BAY/CHASE	3
5.3 SETTING THE BAY/CHASE	4
5.4 PERFORMING SHINE	5
5.5 STANDARDIZING THE BAY/CHASE	8
5.6 PERFORMING 5S SUSTAINING AUDIT	14

6.0 MAINTENANCE PROCEDURES	14

6.1 PERFORMING 5S TASK FOR THE CHASE	14

7.0 TOTAL PRODUCTIVE MANUFACTURING (TPM) TASKS (NONE)	14

8.0 EQUIPMENT PROCESS PROGRAMS (PPIDS) (NONE)	14

9.0 FORMS	14

10.0 STANDARD WORK DOCUMENTS (SWC/SWS/SDR/SWE/WSS/PPM/TRT)	15

10.1 STANDARD WORK CHART (SWC) (NONE)	15
10.2 STANDARD WORK SHEET (SWC) (NONE)	15
10.3 STANDARD DAILY ROUTINE (SDR) (NONE)	15
10.4 STANDARD WORK ELEMENT (SWE)	15
10.5 WORK STANDARD SHEET (WSS) (NONE)	15
10.6 PAPERLESS PREVENTIVE MAINTENANCE (PPM) (NONE)	15
10.7 TEST/RETEST (TRT) (NONE)	15

11.0 OUT-OF-CONTROL ACTION PLANS (OCAPS) (NONE)	15

12.0 MINI-SPECS (NONE)	15

13.0 STATISTICAL PROCESS CONTROL (SPC) (NONE)	15

14.0 REVISION SHEET	16

Free scale Internal Use Only – Level 3

Electronic versions are uncontrolled except when accessed directly from the Chandler Fab webpage or DMS

Printed versions are uncontrolled except when stamped “Controlled Copy” in red.

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Chandler Fab, Chandler, AZ	REPORTING NUMBER 12MTK10019G	GE-150O
Chandler Fab 5S Procedures		Rev E	Page 2 of 16

1.0	PURPOSE AND SCOPE

1.1	This document describes the guidelines to be used for 5S (Sort, Set, Shine, Standardize and Sustain) in the factory.

1.2	This document applies to all areas located inside Freescale Chandler Fab.

1.2.1	The requirements spelled out in this document are minimums and include all personnel (Freescale employees. contractors, vendors, visitors, etc.) who enter the tab.

2.0	REFERENCED DOCUMENTS

2.1	Reference Documents Table

Document Number	Document Title	Location
12LITK00015C	(GE-003O) Chandler Fab Safety Procedures	http://chdfabspecs.freescale.net/
12MTK00021C	(GE-006O) Water Handling Procedures	http://chdfabspecs.freescale.net/
12111TK00030C	(GE-009O) Chandler Fab Cleanroom Protocol	http://chdfabspecs.freescale.net/

3.0	EQUIPMENT AND MATERIALS

3.1	Operator station terminal

3.2	Pre saturated 9% IPA wipes

3.3	100% IPA

3.4	Dry wipes

3.5	Label maker

3.6	Plastic engraver

4.0	SAFETY PRECAUTIONS

4.1	Follow GE-0030, Chandler Fab Safety Procedures at all times.

Free scale Internal Use Only – Level 3

Electronic versions are uncontrolled except when accessed directly from the Chandler Fab webpage or DMS

Printed versions are uncontrolled except when stamped “Controlled Copy” in red.

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Chandler Fab, Chandler, AZ	REPORTING NUMBER 12MTK10019G	GE-150O
Chandler Fab 5S Procedures		Rev E	Page 3 of 16

5.0	EQUIPMENT QUALIFICATIONS ANO OPERATING, PROCEDURES

5.1	Performing 58 Task For The Bay

5.1.1	Refer to FRM12MTK10019GSWE01, SWE_5S_BAY_SUSTAIN.

5.2	Sorting the Bay/Chase

5.2.1	Remove the following items.

a.	Support equipment such as keyboards. monitors. mouse, or tool parts that are not needed.

1.	If tool parts are being staged for a tool: Use Note Card to identify the following.

a.	The name of person to contact for questions

b.	The Tool ID the parts are staged for.

c.	The date parts were staged.

b.	Fab furniture such as tables and WIP racks that are not needed.

c.	Clutter from the top of tools. workstations, toolboxes or anywhere in the bay/chase.

d.	Miscellaneous or outdated documentation that is not required to perform daily tasks.

e.	Any item that is not needed

5.2.2	Store wafers in lot boxes at all times (Refer to GE-006O Wafer Handling Procedures).

5.2.3	Remove any unnecessary items from toolboxes.

5.2.4	Remove any unnecessary items from maintenance/engineering cabinets

Free scale Internal Use Only – Level 3

Electronic versions are uncontrolled except when accessed directly from the Chandler Fab webpage or DMS

Printed versions are uncontrolled except when stamped “Controlled Copy” in red.

4-3

Chandler Fab, Chandler, AZ	REPORTING NUMBER 12MTK10019G	GE-150O
Chandler Fab 5S Procedures		Rev E	Page 4 of 16

5.3	Setting the Bay/Chase

5.3.1	Identify and label location for the following items:

a.	Pens (holders should not be placed above open wafers).

b.	Status card holder in the bay.

c.	Ladders, step stools, barricades and brady boys in the chase (except photo and YE).

d.	Document station or document holder.

e.	Toolboxes in the chase.

f.	Maintenance equipment in the chase.

g.	Wafer presenters.

h.	Slide transfers.

i.	Wipe down station.

j.	Trash cans.

k.	Staged and running lots.

I.	Cages that have wheel’s.

m.	Blade disposal.

n.	Spill kits.

o.	Vacuum wand chargers and holder’s.

p.	WIP carts.

q.	Hepa vacuums.

r.	Maintenance cabinets.

Free scale Internal Use Only – Level 3

Electronic versions are uncontrolled except when accessed directly from the Chandler Fab webpage or DMS

Printed versions are uncontrolled except when stamped “Controlled Copy” in red.

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Chandler Fab, Chandler, AZ	REPORTING NUMBER 12MTK10019G	GE-150O
Chandler Fab 5S Procedures		Rev E	Page 5 of 16

s.	Staged lots.

t.	Running tots.

u.	QuaI/Test lots.

v.	Engineering/Hold lots.

v.	Items stored in maintenance/engineering cabinets.

53.2	Identify and label location for any item that is needed in the bay/chase.

5.3.3	Place all items needed in their set and labeled location.

5.4	Performing Shine

54.1	Wipe down the following items, Out not Wiled to, with clean room wipes saturated with 9% IPA (Refer to GE-130O, Clean Room, Work Area, and Tool Wipe-Down Procedures).

a.	Work Area.

b.	Work Station.

c.	Telephones.

d.	WIP racks.

e.	Tables.

f.	Chairs.

g.	Tool faces.

1.	Avoid pressing any buttons when wiping.

h.	Computers/CIM stations.

i.	Tops of resident lot boxes.

j.	Support equipment surfaces near work stations.

Free scale Internal Use Only – Level 3

Electronic versions are uncontrolled except when accessed directly from the Chandler Fab webpage or DMS

Printed versions are uncontrolled except when stamped “Controlled Copy” in red.

4-5

Chandler Fab, Chandler, AZ	REPORTING NUMBER 12MTK10019G	GE-150O
Chandler Fab 5S Procedures		Rev E	Page 6 of 16

k.	For shelves that slide out, perform the following:

1.	Wipe down all walls inside cabinet in a top to bottom motion starting from the back moving forward

2.	Wipe down shelf in a left to right motion.

3.	Pull out shelf and wipe down slide rails inside cabinet and on the outside of the shelf

4.	Continue procedure working down from the top shelf to the bottom shelf.

I.	For shelves that do not slide out, perform the following.

1.	Wipe clown all walls inside cabinet in a top to bottom motion starling from the back moving forward.

2.	Wipe down shelf in a left to right motion.

3.	Continue procedure working down from the top shell to the bottom shelf.

m.	Tool carts.

n.	Toolboxes.

5.4.2	Comply with instructions in FRMTK10019GF02, 5-S SHINE Expectations including General trash removal for bay.

a.	Double glove before re-moving trash.

b.	Take trash to central trash location.

c.	Dispose of double glove after removal of trash.

d.	If General trash appears to be contaminated: Contact CTI on channel 1B for removal.

Free scale Internal Use Only – Level 3

Electronic versions are uncontrolled except when accessed directly from the Chandler Fab webpage or DMS

Printed versions are uncontrolled except when stamped “Controlled Copy” in red.

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Chandler Fab, Chandler, AZ	REPORTING NUMBER 12MTK10019G	GE-150O
Chandler Fab 5S Procedures		Rev E	Page 7 of 16

5.4.3	Comply with instructions in FRMTK10019GF03, 5-5 Maintenance SHINE Expectations for chase.

a.	Double glove before removing trash.

b.	Take trash to central trash location.

c.	Dispose of double glove after removal of trash.

d.	If General trash appears to be contaminated: Contact CTI on channel 1B for removal.

5.4.4	Remove any residue on tables, WIP racks, walls, or equipment.

5.4.5	Remove outdated decal stickers from equipment.

5.4.6	Remove any debis on the floor.

5.4.7	Verify all tool panels are in place with no missing screws

a.	If tool panels are not in place or screws are missing: Return tool panel to tool with all screws in place.

5.4.8	Place used status cards in used status card holder located on wipe down stations.

5.4.9	Verify handwritten notes on phone lists, clean room paper, back of status cards, PVC cards, or laminated documents not intended to be written on.

a.	If handwritten notes are found: Remove handwritten notes

5.4.10	Replace tattered or worn status cards.

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Chandler Fab, Chandler, AZ	REPORTING NUMBER 12MTK10019G	GE-150O
Chandler Fab 5S Procedures		Rev E	Page 8 of 16

5.5	Standardizing the Bay/Chase

5.5.1	Use all capital letters for all labeling.

5.5.2	Use 1” size for tape.

5.5.3	Use Helv1 font type, 0.420 font size and .005 cutting blade for 1”, 2” or 3” H by 6” L hard plastic sign.

5.5.4	Use HeIv1 font type, .890 font size and 0.005 cutting blade for 5” H x 10” L hard plastic sign.

5.6.6	Label tables/WIP box storage using tape.

5.5.6	Label wall using hard plastic sign 1”, 2”, or 3” H x 6” L or 5” H x 10” L unless otherwise noted.

5.5.7	Label shelves using hard plastic sign 1” H x 6” L.

5.5.8	Label WIP racks dedicated to one (1) type of storage with tape along the side rails vertically 6” from the top.

5.5.9	Label each shelf of a WIP rack with a hand plastic signs using tie wraps when used for more than one type of storage.

5.5.10	Refer to FRMTK10019GF01, 5S Label Table for label color, font size, length, and type.

5.5.11	Label fab furniture per Figure 5.1 — Fab Furniture Label Table

4-8

Chandler Fab, Chandler, AZ	REPORTING NUMBER 12MTK10019G	GE-150O
Chandler Fab 5S Procedures		Rev E	Page 9 of 16

Furniture	Label Name	Label Placement
Table dedicated to one (1) tool	Tool ID	Center of front lip of table
Table dedicated to two (2) tools	Tool ID	Each side of from lip of table
Table dedicated to more than two (2) tools	LOADING/UNLOADING	Center of front of table
Table dedicated to computer	Computer name “AZ50-XXXX”	Center of front lip of table
Table dedicated to engineering computer	ENGINEERING STATION	Center of front lip of table
Table tops used for running lots where table is dedicated to one (1) tool	RUNNING or (Location) RUNNING where location is PORT ID, LEFT/RIGHT, REAR/FRONT, BOAT ID, POD ID, STATION ID, or CASS ID	Front lip of table where the running lot is stored
WIP box storage where computer is not easily accessible	Computer name “AZ50-XXXX”	Center of front of WIP box storage
WIP box storage where the computer is easily accessible	Tool ID	Center of front of WIP box Storage
WIP racks or shelf dedicated to one (1) tool	Tool ID STAGED	6” from top of rack (vertically) for tape or hang from shelf with tie wraps for hard plastic
WIP racks or shelf dedicated to more one (1) tool	Eqptype STAGING	6” from top of rack (vertically) for tape or hang from shelf with tie wraps for hard plastic
WIP racks or shelf dedicated to engineering or hold lots	ENG/HOLD	6” from top rack (vertically) for tape or hang from shelf with tie wraps for hard plastic
Shelves under a table used for staged lots where table is dedicated to one or two tools	STAGED	Hang from shelf with tie wraps
Shelves under a table used for staged lots where table is dedicated to more than two (2) tools	Tool ID STAGED	Hang from shelf with tie wraps
Shelves under a table used for running lots where table is dedicated to one (1) or two (2) tools	RUNNING or (Location) RUNNING where location is PORT ID, LEFT/RIGHT, REAR/FRONT, BOAT ID, POD ID, STATION ID, or CASS ID	Hang from shelf with tie wraps
Shelves under a table used for running lots where table Is dedicated to more than two (2) tools	Tool ID RUNNING	Hang from shelf with tie wraps
Shelves under a table dedicated to test wafers, dummy wafers, quail wafers	QUAL/TW	Hang from shelf with tie wraps
Shelves under a table dedicated to test waters for Diffusion	NAME OF TW NAME OF TW USED BOX BAY TW TRANSFER BOX	Hang from shelf with tie wraps
Racks dedicated to Test Wafer Holds	TW HOLD	6” from top of rock (vertically) for tape or hang from shelf with tie maps for hard plastic

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Chandler Fab, Chandler, AZ	REPORTING NUMBER 12MTK10019G	GE-150O
Chandler Fab 5S Procedures		Rev E	Page 10 of 16

Figure 5.1 — Fab Furniture Label Table

5 5.12	Label all trash cans/recycle containers with a label on top of the can as well as label behind the can/container on the wall.

a.	If no lid: Place label on the front of container as well as a label behind the can/container on the wall.

5.5.13	Label wipe down stations with WIPE DOWN STATION directly above the wipe down station on the wall.

5.5.14	Label status card holders with STATUS CARDS directly above the status card holder on the wall.

5.5.15	Label phone with X#### on the front lip of the table or on the wall.

5.5.16	Label ladders with Bay LADDER on the front face of the middle step, on both sides of the ladder, and on the front top center of the stainless steel ladder holder.

5.5.17	Label step ladders with Bay STEP LADDER on both sides of the step ladder and on the front top center of the stainless steel step ladder holder.

5.5.18	Label brady boys with Bay BRADY BOY and a BRADY BOY STORAGE sign on the wall.

5.5.19	Label barricades with Bay BARRICADE on the barricade top rail, on the back top center of the stainless steel holder and a BARRICADE STORAGE sign on wall.

5.5.20	Label barricades/floor brace combination (east tab only) with Bay Barricade on the barricade top rail, on the back top center of the stainless steel holder, the floor brace and a BARRICADE/FLOOR BRACE STORAGE sign on the wall.

5.5.21	Label cages with hard plastic sign tie wrapped to front of cage as well as sign behind the cage on the wall if cage is on wheels.

5.5.22	Label tool box storage locations with TOOL BOX STORAGE.

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Chandler Fab, Chandler, AZ	REPORTING NUMBER 12MTK10019G	GE-150O
Chandler Fab 5S Procedures		Rev E	Page 11 of 16

5.5.23	Label individual tool box with Name and Area by attaching a PVC card using a tie wrap to the handle of the toolbox.

5.5.24	Label common tool box with Area.

5.5.25	Label outside of cabinets with Area Maintenance or Area Engineering.

5.5.25	Label inside of cabinets with specific item stored in that location.

5.5.27	Verify the following items in bay:

a.	Status card holder.

b.	Wipe down station.

c.	Document Station.

d.	Job aide.

e.	Pen holders.

f.	Bar code scan gun holders.

g.	If above items are not in bay: Submit 5S suggestion at http://chdpwww.am.freescale.net/chdfabie/5s/html/feedback.html

5.5.28	Verify the posted bay champions are current.

a.	If bay champion is not current: Work with training department to update laminated insert.

5.5.29	Use 5S Label Request Form at http://chdpwww.am.freescale.net/chdfabie/5s/html/label_form/html for label request.

5.5.30	Refer to GE-009O. Chandler Fab Cleanroom Protocol to ensure proper protocol is followed.

5.5.31	Secure racks that hold any lot boxes by performing the following:

a.	Verify jam nuts are present on all four (4) feet.

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Chandler Fab, Chandler, AZ	REPORTING NUMBER 12MTK10019G	GE-150O
Chandler Fab 5S Procedures		Rev E	Page 12 of 16

1.	If jam nuts are not present: Install jam nuts.

b.	Verify jam nuts are loose

1.	If jam huts are not loose: Loosen them.

c.	Put rack in place.

d.	Adjust feet using gauge or ruler to approximately 5/8” height.

e.	Adjust feet to level rack so there is no wobble.

f.	Tighten jam nuts.

g.	Determine if rack will need to be moved to allow access for maintenance activities.

h.	If WIP rack does not need to move: Secure rack to floor tile by performing one (1) of the following.

1.	Tie wrap both legs of the WIP rack to floor tile.

2.	Install locking brackets with under floor nuts on one (1) of the front feet and on the back foot opposite the front.

3.	Install J hook threaded rod with nuts on one (1) of the front feet and on the back foot opposite the front.

i.	If WIP rack does need to move, secure rack to floor tile by: Install fabricated slide in brackets to floor tile ensuring one (1) of the front feet and the back foot opposite the front is secured.

5.5.32	Attach a DO NOT USE tag to WIP racks that are temporarily not secured to a floor tile.

5.5.33	DO NOT remove/rearrange/install any table, wip rack, shelf, etc. in the fab.

a.	If there is a need to move fab furniture: Contact Industrial Engineering before moving any tab furniture.

5.5.34	Label lot boxes that do not have barcode labels on them using a laminated card or a PVC card.

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Chandler Fab, Chandler, AZ	REPORTING NUMBER 12MTK10019G	GE-150O
Chandler Fab 5S Procedures		Rev E	Page 13 of 16

5.5.35	Attach ENG/HOLD card to any lot placed on an ENG/HOLD rack.

5.5.36	Label all analog gauges for tools including gauges in floor boxes and that can be seen through the face of a tool panel {both in the tab and subfab).

a.	Gauges are to be marked at the high and low acceptable operational limits.

b.	Markings are to be red pin stripe tape, 1/’8” wide arid approx. 1⁄2” long.

c.	For gauges not in use: Run a horizontal stripe across the face of the gauge.

5.5.37	Label all flow meters per the following:

a.	Flow meters are to be marked at the high and low acceptable operational limits.

b.	Markings are to be red pin stripe tape, 1/8” wide and approx. long enough to cover the front half of the flow meter face.

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Chandler Fab, Chandler, AZ	REPORTING NUMBER 12MTK10019G	GE-150O
Chandler Fab 5S Procedures		Rev E	Page 14 of 16

5.6	Performing 5S Sustaining Audit

5.6.1	Refer to FRMTK10019GF04, 5S SUSTAINING AUDIT CHECKLIST when performing an audit.

6.0	MAINTENANCE PROCEDURES

6.1	Performing 5S Task For The Chase

6.6.1	Refer to TMS task M_Z_EQ_WEEKLY_MAINT_5S_AUDIT.

7.0	TOTAL PRODUCTIVE MANUFACTURING (TPM) TASKS (NONE)

8.0	EQUIPMENT PROCESS PROGRAMS (PPIDS) (NONE)

9.0	FORMS

Form Number	Form Title	Location	Associated w/other 12M (Y/N)
FRMTK10019GF01	5S Label Table	http://chdfabspecs.freescale.net/logsheets/12MTK10019G	N
FRMTK10019GF02	5S SHINE Expectations	http://chdfabspecs.freescale.net/logsheets/12MTK10019G	N
FRMTK10019GF03	5S Maintenance SHINE Expectations	http://chdfabspecs.freescale.net/logsheets/12MTK10019G	N
FRMTK10019GF04	5S SUSTAINING AUDIT CHECKUST	http://chdfabspecs.freescale.net/logsheets/12MTK10019G	N

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Chandler Fab, Chandler, AZ	REPORTING NUMBER 12MTK10019G	GE-150O
Chandler Fab 5S Procedures		Rev E	Page 15 of 16

10.0	STANDARD WORK DOCUMENTS (SWC/SWS/SDR/SWE/WSS/PPM/TRT)

10.1	Standard Work Chart (SWC)	(NONE)

10.2	Standard Work Sheet (SWS)	(NONE)

10.3	Standard Daily Routine (SDR)	(NONE)

10.4	Standard Work Element (SWE)

Standard Work Number	Standard Work Title	Location	Associated w/other 12M (Y/N)
FRMTK10019GSWE01	SWE_5S_BAY_SUSTAIN	http://chdfabspecs.freescale.net/WebSW/12MTK10019G	N

10.5	Work Standard Sheet (WSS)	(NONE)

10.6	Paperless Preventive Maintenance (PPM)	(NONE)

10.7	Test/Retest (TRT)	(NONE)

11.0	OUT-OF-CONTROL ACTION PLANS (OCAPS)	(NONE)

12,0	MINI-SPECS	(NONE)

13.0	STATISTICAL PROCESS CONTROL (SPC)	(NONE)

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Chandler Fab, Chandler, AZ	REPORTING NUMBER 12MTK10019G	GE-150O
Chandler Fab 5S Procedures		Rev E	Page 16 of 16

14.0	REVISION SHEET

Rev	Description of Revision	Originator/ Date Formatted	Reviewer/ Release Date
O	Initial release of Document	A. Fausz 24AUG09	L. Edwards 08SEP09

A	Updated Section 5.5 to include how to secure WIP racks properly. Added Section 5.6 – Performing 5S sustaining audit. Added the 5S Sustaining Audit checklist as a form to this spec.	A. Fausz 02DEC09	L. Edwards 08DEC09

B	Added Section 5.5.34, regarding tab furniture and contacting Industrial Engineering	C. Eberson 25JAN10	L. Edwards 28JAN10

C	Added Section 5.2.3.4 regarding sorting toolboxes and cabinets. Updated Section 5.3.1 to include Staged, Running, Qual. Engineering and Hold lots as well as items in maintenance/engineering cabinets. Added Section 5.5.35 regarding label procedures for qual/test wafer lot boxes. Document Control added reference to Standard Work Documents WWS, PPM, and TRT.	A. Fausz 10JUN10	L. Edwards 10JUN10

D	Updated Section 5.3, 5.4 and 5.5 – regarding clarification for Set. Shine and Standardization including adding Eng/Hold Card and Gauge guard banding information.	A. Fausz 23NOV10	K. Greiner 30NOV10

E	Updated Section 5.2.1 for allowing tool parts to be staged with documentation.	A. Fausz 09FEB11	L. Edwards 14FEB11

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5S SUSTAINING AUDIT CHECKLIST

[illegible]
Rev: B

5S SUSTAINING AUDIT CHECKLIST		Area:	Date
		Checked by:	
		Checked by:	Observations
SORT Only what is necessary	1	No unattended open wafers per SOP - Not part of the normal processing for that operation.	
	2	Un-used support equipment (keyboards, tools ...) removed	
	3	No clutter (workstations, tops of tools, tool boxes)	
	4	No miscellaneous documentation (checklists, maint. manuals) - That is not current or required for the daily tasks.	
	5	Any item not needed	
SET Organize and Label	1	Cards, Log books, Lots, Pens, Test wafers, WIP racks/work stations labeled and in correct assigned location	
	2	Tool parts/Tool boxes/Maint Manuals organized and have an assigned location	
	3	Ladders/step stools/Brady bags in their designated locations	
	4	Cables neatly tied up per the factory standardized expectations	
	5	All items in assigned and labeled locations	
SHINE Clean- tools, work stations, floors	1	No tools/ debris on floor/ tape on tools/walls, outdated decals or stickers (including inside of tools)	
	2	No visible particles/residue on/in equipment, on or within the bay	
	3	Tool panels in place and no missing screws	
	4	No used cards, wipes, notes left on work stations or hand written phone lists	
	5	Bay Shine/No Damaged or scratched walls/doors/tools, chairs not torn	
STANDARDIZE Bay to bay setup/Labeling/ procedures	1	Portable Support equipment, racks and carts meet the specified methods of labeling	
	2	Wipe stations and trash cans meet the specified requirements for labeling. Equipment IDs labeled correctly	
	3	WIP racks/work stations labeled correctly. WIP racks secured to floor	
	4	Card holder/Document holders labeled correctly	
	5	Consistent from bay to bay (label coloring and size, etc); Job aids posted in bay	
		SAFETY - Safety and protocol	SAFETY
	1	Safety glasses worn	
	2	Fire extinguisher/ safety showers labeled and accessible checked and signed by safety/EHS	
	3	Emergency exits not blocked, trip hazards/uneven floor tiles	
	4	Chemicals/PPE stored properly/proper waste can contents	
	5	No safety/protocol issues	
5S SCORE		S S S S S	

[illegible] PM
Electronic versions are uncontrolled except when accessed directly from the [illegible] server or DMS.

Retain per S.O.P. 4-15

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